Exhibit 99.1
FOR IMMEDIATE RELEASE

Contact:	M. Keith Waddell Vice Chairman, President and Chief Financial Officer (650) 234-6000
ROBERT HALF REPORTS FOURTH-QUARTER AND YEAR-END FINANCIAL RESULTS
Annual Earnings Per Share at All-Time High
MENLO PARK, Calif., January 29, 2015 — Robert Half International Inc. (NYSE symbol: RHI) today reported revenues and earnings for the fourth quarter and year ended December 31, 2014.
For the quarter ended December 31, 2014, net income was $84.1 million, or $.62 per share, on revenues of $1.22 billion. Net income for the prior year’s fourth quarter was $66.9 million, or $.49 per share, on revenues of $1.08 billion.
For the year ended December 31, 2014, net income was $305.9 million, or $2.26 per share, on revenues of $4.70 billion. For the year ended December 31, 2013, net income was $252.2 million, or $1.83 per share, on revenues of $4.25 billion.
“Robert Half finished the year strongly, with broad-based revenue expansion across our staffing and consulting businesses. Fourth-quarter 2014 revenues from staffing operations increased by 14 percent compared to the prior year (adjusted for currency), making this the fifth consecutive quarter in which growth rates have accelerated,” said Harold M. Messmer, Jr., chairman and CEO of Robert Half. “Protiviti results also remained very strong with fourth-quarter revenues increasing 22 percent on a constant-currency basis over the same period in 2013.”
Messmer added, “This was Robert Half's 19th straight quarter of double-digit net income and earnings per share percentage growth on a year-over-year basis. Unlevered return on equity remained robust at 34 percent in the fourth quarter. Earnings per share of $2.26 for 2014 is the highest ever reported by the company.”
Robert Half management will conduct a conference call today at 5 p.m. EST. The prepared remarks for this call are available now in the Investor Center of the Robert Half website (www.roberthalf.com/investor-center). Simply click on the Quarterly Conference Calls link. The dial-in number to listen to today’s conference call is 877-814-0475 (+1-706-643-9224 outside the United States). The password is “Robert Half.”
A taped recording of this call will be available for replay beginning at approximately 8 p.m. EST today and ending at 8 p.m. EST on February 28. The dial-in number for the replay is 855-859-2056 (+1-404-537-3406 outside the United States). To access the replay, enter conference ID# 60268146. The conference call also will be archived in audio format on the company’s website at www.roberthalf.com.
Founded in 1948, Robert Half is the world’s first and largest specialized staffing firm and a recognized leader in professional consulting and staffing services. The company’s specialized staffing divisions include Accountemps®, Robert Half® Finance & Accounting and Robert Half® Management Resources, for temporary, full-time and senior-level project professionals, respectively, in the fields of accounting and finance; OfficeTeam®, for highly skilled administrative support professionals; Robert Half® Technology, for project and full-time technology professionals; Robert Half® Legal, for project and full-time staffing of lawyers, paralegals and legal support personnel; and The Creative Group®, for interactive, design, marketing, advertising and public relations professionals. Robert Half also is the parent company of Protiviti®, a global consulting firm that helps companies solve problems in finance, technology, operations, governance, risk and internal audit.
Robert Half has staffing and consulting operations in more than 400 locations worldwide.
Certain information contained in this press release and its attachments may be deemed forward-looking statements regarding events and financial trends that may affect the company’s future operating results or financial positions. These statements may be identified by words such as “estimate”, “forecast”, “project”, “plan”, “intend”, “believe”, “expect”, “anticipate”, or variations or negatives thereof, or by similar or comparable words or phrases. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the statements.

These risks and uncertainties include, but are not limited to, the following: the global financial and economic situation; changes in levels of unemployment and other economic conditions in the United States or foreign countries where the company does business, or in particular regions or industries; reduction in the supply of candidates for temporary employment or the company’s ability to attract candidates; the entry of new competitors into the marketplace or expansion by existing competitors; the ability of the company to maintain existing client relationships and attract new clients in the context of changing economic or competitive conditions; the impact of competitive pressures, including any change in the demand for the company’s services, on the company’s ability to maintain its margins; the possibility of the company incurring liability for its activities, including the activities of its temporary employees, or for events impacting its temporary employees on clients’ premises; the possibility that adverse publicity could impact the company’s ability to attract and retain clients and candidates; the success of the company in attracting, training, and retaining qualified management personnel and other staff employees; the company’s ability to comply with governmental regulations affecting personnel services businesses in particular or employer/employee relationships in general; whether there will be ongoing demand for Sarbanes-Oxley or other regulatory compliance services; the company’s reliance on short-term contracts for a significant percentage of its business; litigation relating to prior or current transactions or activities, including litigation that may be disclosed from time to time in the company’s SEC filings; the ability of the company to manage its international operations and comply with foreign laws and regulations; the impact of fluctuations in foreign currency exchange rates; the possibility that the additional costs the company will incur as a result of healthcare reform legislation may adversely affect the company’s profit margins or the demand for the company’s services; the possibility that the company’s computer and communications hardware and software systems could be damaged or their service interrupted; and the possibility that the company may fail to maintain adequate financial and management controls and as a result suffer errors in its financial reporting.
Additionally, with respect to Protiviti, other risks and uncertainties include the fact that future success will depend on its ability to retain employees and attract clients; there can be no assurance that there will be ongoing demand for Sarbanes-Oxley or other regulatory compliance services; failure to produce projected revenues could adversely affect financial results; and there is the possibility of involvement in litigation relating to prior or current transactions or activities.
Because long-term contracts are not a significant part of the company’s business, future results cannot be reliably predicted by considering past trends or extrapolating past results. The company undertakes no obligation to update information contained in this release.
A copy of this release is available at www.roberthalf.com/investor-center.

ATTACHED:	Summary of Operations Supplemental Financial Information Non-GAAP Financial Measures

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
SUMMARY OF OPERATIONS
(in thousands, except per share amounts)

	Quarter Ended December 31,		Year Ended December 31,
	2014	2013	2014	2013
	(Unaudited)		(Unaudited)

Net service revenues	$1,221,450	$1,083,864	$4,695,014	$4,245,895
Direct costs of services	720,693	640,648	2,772,098	2,522,803

Gross margin	500,757	443,216	1,922,916	1,723,092

Selling, general and administrative expenses	367,590	339,151	1,425,734	1,324,815
Amortization of intangible assets	—	400	557	1,700
Interest income	(154)	(229)	(724)	(1,002)

Income before income taxes	133,321	103,894	497,349	397,579
Provision for income taxes	49,268	37,009	191,421	145,384

Net income	$84,053	$66,885	$305,928	$252,195

Net income available to common stockholders—diluted	$84,053	$66,885	$305,928	$252,192

Diluted net income per share	$.62	$.49	$2.26	$1.83

Shares:
Basic	133,372	135,219	134,358	136,153
Diluted	134,956	136,813	135,541	137,589

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
SUPPLEMENTAL FINANCIAL INFORMATION
(in thousands)

	Quarter Ended December 31,				Year Ended December 31,
	2014		2013		2014		2013
	(Unaudited)				(Unaudited)
REVENUES:
Accountemps	$414,176	33.9%	$377,735	34.8%	$1,616,609	34.5%	$1,510,981	35.6%
OfficeTeam	241,768	19.8%	214,717	19.8%	917,056	19.5%	832,397	19.6%
Robert Half Technology	152,901	12.5%	137,224	12.7%	577,360	12.3%	525,251	12.4%
Robert Half Management Resources	144,603	11.9%	126,787	11.7%	565,256	12.0%	501,211	11.8%
Robert Half Finance & Accounting	96,718	7.9%	85,769	7.9%	394,515	8.4%	347,715	8.2%
Protiviti	171,284	14.0%	141,632	13.1%	624,218	13.3%	528,340	12.4%
Total	$1,221,450	100.0%	$1,083,864	100.0%	$4,695,014	100.0%	$4,245,895	100.0%

GROSS MARGIN:
Temporary and consultant staffing	$351,422	36.9%	$312,465	36.5%	$1,345,136	36.6%	$1,220,749	36.2%
Permanent placement staffing	96,705	100.0%	85,743	100.0%	394,402	100.0%	347,579	100.0%
Risk consulting and internal audit services	52,630	30.7%	45,008	31.8%	183,378	29.4%	154,764	29.3%
Total	$500,757	41.0%	$443,216	40.9%	$1,922,916	41.0%	$1,723,092	40.6%

OPERATING INCOME:
Temporary and consultant staffing	$94,632	9.9%	$74,892	8.7%	$358,533	9.8%	$301,185	8.9%
Permanent placement staffing	17,230	17.8%	12,637	14.7%	78,333	19.9%	54,390	15.6%
Risk consulting and internal audit services	21,305	12.4%	16,536	11.7%	60,316	9.7%	42,702	8.1%
Total	$133,167	10.9%	$104,065	9.6%	$497,182	10.6%	$398,277	9.4%

SELECTED CASH FLOW INFORMATION:
Amortization of intangible assets	$—		$400		$557		$1,700
Depreciation expense	$12,954		$12,077		$49,124		$47,072
Capital expenditures	$26,623		$21,608		$62,830		$53,725
Open market repurchases of common stock (shares)	792		526		3,336		3,305

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
SUPPLEMENTAL FINANCIAL INFORMATION
(in thousands)

	December 31,
	2014	2013
	(Unaudited)
SELECTED BALANCE SHEET INFORMATION:
Cash and cash equivalents	$287,119	$275,764
Accounts receivable, less allowances	$657,676	$551,905
Total assets	$1,647,267	$1,490,271
Current liabilities	$623,362	$535,853
Notes payable and other indebtedness, less current portion	$1,159	$1,300
Total stockholders’ equity	$979,858	$919,643

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
NON-GAAP FINANCIAL MEASURES
The financial results of Robert Half International Inc. (the “Company”) are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and the rules of the U.S. Securities and Exchange Commission (“SEC”). To help readers understand the Company’s financial performance, the Company supplements its GAAP financial results with revenue growth rates derived from non-GAAP revenue amounts.
Variations in the Company’s financial results include the impact of changes in foreign currency exchange rates and billing days. The Company provides “same billing days and constant currency” revenue growth calculations to remove the impact of these items. These calculations show the year-over-year revenue growth rates for the Company’s lines of business on both a reported basis and also on a same-day, constant-currency basis for global, U.S. and international operations. This information is presented for each of the six most recent quarters. The Company has provided this data because management believes it better reflects the Company’s actual revenue growth rates and aids in evaluating revenue trends over time. The Company expresses year-over-year revenue changes as calculated percentages using the same number of billing days and constant currency exchange rates.
The non-GAAP financial measures provided herein may not provide information that is directly comparable to that provided by other companies in the Company’s industry, as other companies may calculate such financial results differently. The Company’s non-GAAP financial measures are not measurements of financial performance under GAAP and should not be considered as alternatives to actual revenue growth derived from revenue amounts presented in accordance with GAAP. The Company does not consider these non-GAAP financial measures to be a substitute for, or superior to, the information provided by GAAP financial results. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures is provided on the following pages.

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATES (%) (UNAUDITED):

	Year-Over-Year Growth Rates (As Reported)						Non-GAAP Year-Over-Year Growth Rates (Same Billing Days and Constant Currency)
	2013		2014				2013		2014
	Q3	Q4	Q1	Q2	Q3	Q4	Q3	Q4	Q1	Q2	Q3	Q4
Global
Accountemps	-0.8	-0.4	1.7	6.5	10.1	9.6	-2.0	-0.3	1.4	6.5	9.8	11.6
OfficeTeam	2.5	3.0	4.7	9.1	14.1	12.6	0.8	2.8	4.0	9.0	14.0	14.7
RH Technology	11.8	14.1	9.3	7.8	11.0	11.4	10.8	14.9	9.5	8.5	10.9	12.7
RH Management Resources	-0.2	0.7	5.6	12.4	18.9	14.1	-0.9	1.1	5.3	12.2	18.4	17.3
Temporary and consultant staffing	1.9	2.7	4.1	8.2	12.5	11.3	0.7	2.9	3.8	8.3	12.3	13.4
Permanent placement staffing	7.9	6.6	11.1	13.8	16.0	12.8	7.9	7.8	11.6	14.2	15.7	15.7
Total staffing	2.5	3.1	4.8	8.7	12.9	11.5	1.3	3.3	4.5	8.9	12.6	13.6
Protiviti	16.3	18.0	14.8	15.5	20.7	20.9	16.9	15.6	14.1	14.4	18.3	22.5
Total	4.1	4.8	5.9	9.6	13.9	12.7	3.3	4.9	5.7	9.6	13.4	14.9

United States
Temporary and consultant staffing	4.5	5.0	5.9	9.3	13.2	13.8	3.3	5.2	5.4	9.8	13.0	14.0
Permanent placement staffing	13.8	11.0	12.6	15.8	21.8	20.8	12.5	11.3	12.1	16.3	21.6	21.0
Total staffing	5.2	5.4	6.4	9.8	13.9	14.3	4.0	5.6	5.9	10.3	13.7	14.6
Protiviti	22.1	19.6	19.0	19.0	22.0	26.9	21.7	16.5	18.0	18.4	19.9	27.1
Total	7.2	7.1	7.9	11.0	15.0	16.0	6.3	7.1	7.5	11.4	14.6	16.4

International
Temporary and consultant staffing	-5.9	-4.2	-1.2	4.6	10.4	3.1	-7.2	-4.2	-1.0	3.3	9.9	11.4
Permanent placement staffing	-0.8	0.0	8.6	10.6	6.3	-0.6	1.0	2.7	10.8	10.7	5.6	6.8
Total staffing	-5.2	-3.6	0.1	5.4	9.8	2.6	-6.0	-3.3	0.6	4.4	9.3	10.8
Protiviti	-3.8	12.0	0.4	2.4	14.6	-1.2	0.2	12.5	0.8	-0.2	11.0	5.4
Total	-5.1	-2.0	0.1	5.1	10.3	2.1	-5.3	-1.4	0.6	3.9	9.5	10.1
The non-GAAP financial measures included in the table above adjust for the following items:
Foreign Currency Translation. The “As Reported” revenue growth rates are based upon reported revenues, which include the impact of changes in foreign currency exchange rates. In order to calculate “Constant Currency” revenue growth rates, as-reported amounts are retranslated using foreign exchange rates from the prior year’s comparable period.
Billing Days. The “As Reported” revenue growth rates are based upon reported revenues. Management calculates a global, weighted-average number of billing days for each reporting period based upon input from all countries and all lines of business. In order to remove the fluctuations caused by comparable periods having different billing days, the company calculates “same billing day” revenue growth rates by dividing each comparative period’s reported revenues by the calculated number of billing days for that period, to arrive at a “per billing day” amount. The “same billing day” growth rates are then calculated based upon the “per billing day” amounts.
The term “same billing days and constant currency” means that the impact of different billing days has been removed from constant currency calculation. A reconciliation of the non-GAAP year-over-year revenue growth rates to the “As Reported” year-over-year revenue growth rates is included herein on Pages 8-10.

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
NON-GAAP FINANCIAL MEASURES

REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – GLOBAL
	Q3 2013	Q4 2013	Q1 2014	Q2 2014	Q3 2014	Q4 2014
Accountemps
As Reported	-0.8	-0.4	1.7	6.5	10.1	9.6
Billing Days Impact	-1.1	0.2	-0.5	0.4	-0.1	0.3
Currency Impact	-0.1	-0.1	0.2	-0.4	-0.2	1.7
Same Billing Days and Constant Currency	-2.0	-0.3	1.4	6.5	9.8	11.6
OfficeTeam
As Reported	2.5	3.0	4.7	9.1	14.1	12.6
Billing Days Impact	-1.2	0.2	-0.5	0.5	-0.2	0.2
Currency Impact	-0.5	-0.4	-0.2	-0.6	0.1	1.9
Same Billing Days and Constant Currency	0.8	2.8	4.0	9.0	14.0	14.7
Robert Half Technology
As Reported	11.8	14.1	9.3	7.8	11.0	11.4
Billing Days Impact	-1.4	0.3	-0.5	0.5	-0.2	0.3
Currency Impact	0.4	0.5	0.7	0.2	0.1	1.0
Same Billing Days and Constant Currency	10.8	14.9	9.5	8.5	10.9	12.7
Robert Half Management Resources
As Reported	-0.2	0.7	5.6	12.4	18.9	14.1
Billing Days Impact	-1.1	0.2	-0.4	0.6	-0.2	0.2
Currency Impact	0.4	0.2	0.1	-0.8	-0.3	3.0
Same Billing Days and Constant Currency	-0.9	1.1	5.3	12.2	18.4	17.3
Temporary and consultant staffing
As Reported	1.9	2.7	4.1	8.2	12.5	11.3
Billing Days Impact	-1.2	0.3	-0.5	0.5	-0.1	0.3
Currency Impact	0.0	-0.1	0.2	-0.4	-0.1	1.8
Same Billing Days and Constant Currency	0.7	2.9	3.8	8.3	12.3	13.4
Permanent placement staffing
As Reported	7.9	6.6	11.1	13.8	16.0	12.8
Billing Days Impact	-1.2	0.2	-0.5	0.6	-0.1	0.2
Currency Impact	1.2	1.0	1.0	-0.2	-0.2	2.7
Same Billing Days and Constant Currency	7.9	7.8	11.6	14.2	15.7	15.7
Total staffing
As Reported	2.5	3.1	4.8	8.7	12.9	11.5
Billing Days Impact	-1.3	0.2	-0.5	0.6	-0.2	0.2
Currency Impact	0.1	0.0	0.2	-0.4	-0.1	1.9
Same Billing Days and Constant Currency	1.3	3.3	4.5	8.9	12.6	13.6
Protiviti
As Reported	16.3	18.0	14.8	15.5	20.7	20.9
Billing Days Impact	-0.4	-3.2	-1.0	-0.7	-2.1	0.2
Currency Impact	1.0	0.8	0.3	-0.4	-0.3	1.4
Same Billing Days and Constant Currency	16.9	15.6	14.1	14.4	18.3	22.5
Total
As Reported	4.1	4.8	5.9	9.6	13.9	12.7
Billing Days Impact	-1.0	0.0	-0.4	0.4	-0.4	0.3
Currency Impact	0.2	0.1	0.2	-0.4	-0.1	1.9
Same Billing Days and Constant Currency	3.3	4.9	5.7	9.6	13.4	14.9

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – UNITED STATES
	Q3 2013	Q4 2013	Q1 2014	Q2 2014	Q3 2014	Q4 2014
Temporary and consultant staffing
As Reported	4.5	5.0	5.9	9.3	13.2	13.8
Billing Days Impact	-1.2	0.2	-0.5	0.5	-0.2	0.2
Currency Impact	—	—	—	—	—	—
Same Billing Days and Constant Currency	3.3	5.2	5.4	9.8	13.0	14.0

Permanent placement staffing
As Reported	13.8	11.0	12.6	15.8	21.8	20.8
Billing Days Impact	-1.3	0.3	-0.5	0.5	-0.2	0.2
Currency Impact	—	—	—	—	—	—
Same Billing Days and Constant Currency	12.5	11.3	12.1	16.3	21.6	21.0

Total staffing
As Reported	5.2	5.4	6.4	9.8	13.9	14.3
Billing Days Impact	-1.2	0.2	-0.5	0.5	-0.2	0.3
Currency Impact	—	—	—	—	—	—
Same Billing Days and Constant Currency	4.0	5.6	5.9	10.3	13.7	14.6

Protiviti
As Reported	22.1	19.6	19.0	19.0	22.0	26.9
Billing Days Impact	-0.4	-3.1	-1.0	-0.6	-2.1	0.2
Currency Impact	—	—	—	—	—	—
Same Billing Days and Constant Currency	21.7	16.5	18.0	18.4	19.9	27.1

Total
As Reported	7.2	7.1	7.9	11.0	15.0	16.0
Billing Days Impact	-0.9	0.0	-0.4	0.4	-0.4	0.4
Currency Impact	—	—	—	—	—	—
Same Billing Days and Constant Currency	6.3	7.1	7.5	11.4	14.6	16.4

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – INTERNATIONAL
	Q3 2013	Q4 2013	Q1 2014	Q2 2014	Q3 2014	Q4 2014
Temporary and consultant staffing
As Reported	-5.9	-4.2	-1.2	4.6	10.4	3.1
Billing Days Impact	-1.2	0.2	-0.4	0.4	-0.2	0.2
Currency Impact	-0.1	-0.2	0.6	-1.7	-0.3	8.1
Same Billing Days and Constant Currency	-7.2	-4.2	-1.0	3.3	9.9	11.4

Permanent placement staffing
As Reported	-0.8	0.0	8.6	10.6	6.3	-0.6
Billing Days Impact	-1.2	0.3	-0.5	0.5	-0.2	0.2
Currency Impact	3.0	2.4	2.7	-0.4	-0.5	7.2
Same Billing Days and Constant Currency	1.0	2.7	10.8	10.7	5.6	6.8

Total staffing
As Reported	-5.2	-3.6	0.1	5.4	9.8	2.6
Billing Days Impact	-1.1	0.1	-0.4	0.5	-0.2	0.3
Currency Impact	0.3	0.2	0.9	-1.5	-0.3	7.9
Same Billing Days and Constant Currency	-6.0	-3.3	0.6	4.4	9.3	10.8

Protiviti
As Reported	-3.8	12.0	0.4	2.4	14.6	-1.2
Billing Days Impact	-0.3	-3.0	-0.8	-0.6	-2.0	0.1
Currency Impact	4.3	3.5	1.2	-2.0	-1.6	6.5
Same Billing Days and Constant Currency	0.2	12.5	0.8	-0.2	11.0	5.4

Total
As Reported	-5.1	-2.0	0.1	5.1	10.3	2.1
Billing Days Impact	-0.9	0.1	-0.5	0.4	-0.3	0.2
Currency Impact	0.7	0.5	1.0	-1.6	-0.5	7.8
Same Billing Days and Constant Currency	-5.3	-1.4	0.6	3.9	9.5	10.1